SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

I.              Evergreen Emerging Markets Growth Fund (the “Fund”)

                Effective September 8, 2006, Yi (Jerry) Zhang is the new portfolio manager of Evergreen Emerging Markets Growth Fund.

                Currently, Mr. Zhang is a Director and analyst with the International Emerging Markets Equity team. Mr. Zhang has been an analyst with Evergreen since 2004.  Previously, he served as a Vice President and analyst at Oppenheimer Asset Management from 1999 to 2004.

                  The sections of the Fund’s prospectuses entitled "Fund Facts" and "The Funds' Portfolio Managers" are revised accordingly.

September 8, 2006                                                                                                                                577500 (9/06)